                                                                    EXHIBIT 4.28


                              CERTIFICATE OF TRUST

                                       OF

                              HFC CAPITAL TRUST IV


      This Certificate of Trust of HFC Capital Trust IV (the "Trust"), dated October ___, 2002 is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801, et seq.) the "Act").

      1. Name. The name of the statutory trust formed by this Certificate of Trust is: HFC Capital Trust IV.

      2. Delaware Trustee. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware are The Bank of New York (Delaware) White Clay Center Road Route 273, Newark, Delaware 19711,
Attention: Kris Gullo.

      3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    THE BANK OF NEW YORK, not in its individual capacity, but solely as property trustee


                                    By:
                                            ------------------------------

                                    Name:
                                            ------------------------------

                                    Title:
                                            ------------------------------


                                    THE BANK OF NEW YORK (DELAWARE), not in its individual capacity, but solely as Delaware trustee


                                    By:
                                            ------------------------------

                                    Name:
                                            ------------------------------

                                    Title:
                                            ------------------------------